UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2015

ASSOCIATED CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37387	47-3965991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (914) 921-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

  On December 7, 2015, Associated Capital Group, Inc. ("AC") announced that Patrick Dennis, CPA was named Executive Vice President and Chief Financial Officer.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

  Kieran Caterina has stepped down as AC's initial Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 AC's Press Release, dated December 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Patrick Dennis

Patrick Dennis
Eexecutive Vice President and Chief Financial Officer

Date:December 8, 2015

Exhibit Index

Exhibit No.

99.1 AC's Press Release, dated December 7, 2015